Exhibit 99.2
SCHERING-PLOUGH CORPORATION
STATEMENTS OF CONSOLIDATED OPERATIONS
(Amounts in Millions, except EPS)
(Unaudited)

	2007						2006
	1st	2nd	3rd	4th	9	Full	1st	2nd	3rd	4th	9	Full	3rd Qtr	9 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr	9 Mos.
Net sales 1/	2,975	3,178	2,812		8,965		2,551	2,818	2,574	2,650	7,944	10,594	9%	13%
Cost of sales 2/	937	977	925		2,838		893	1,004	885	915	2,782	3,697	5%	2%

Gross profit	2,038	2,201	1,887		6,127		1,658	1,814	1,689	1,735	5,162	6,897	12%	19%
Selling, general and administrative	1,213	1,358	1,262		3,833		1,086	1,224	1,158	1,250	3,467	4,718	9%	11%
Research and development 3/	707	696	669		2,071		481	539	536	631	1,557	2,188	25%	33%
Other income, net 4/	(48)	(16)	(390)		(451)		(34)	(19)	(37)	(46)	(89)	(135)	*	*
Special and acquisition related charges 5/	1	11	20		32		—	80	10	12	90	102	*	*
Equity income from cholesterol joint venture	(487)	(490)	(506)		(1,483)		(311)	(355)	(390)	(403)	(1,056)	(1,459)	30%	40%

Income before income taxes	652	642	832		2,125		436	345	412	291	1,193	1,483	102%	78%
Income tax expense 6/	87	103	82		272		86	86	103	87	275	362	(20%)	(1%)

Net income before cumulative effect of a change in accounting principle	565	539	750		1,853		350	259	309	204	918	1,121	*	*
Cumulative effect of a change in accounting principle, net of tax	—	—	—		—		(22)	—	—	—	(22)	(22)	*	*

Net income	565	539	750		1,853		372	259	309	204	940	1,143	*	*

Preferred stock dividends	22	22	37		80		22	22	22	22	65	86	*	*
Net income available to common shareholders	543	517	713		1,773		350	237	287	182	875	1,057	*	*

Diluted earnings per common share:
Earnings available to common shareholders before cumulative effect of a change in accounting principle 7/	0.36	0.34	0.45		1.15		0.22	0.16	0.19	0.12	0.57	0.69
Cumulative effect of a change in accounting principle, net of tax	—	—	—		—		0.02	—	—	—	0.02	0.02

Diluted earnings per common share 7/	0.36	0.34	0.45		1.15		0.24	0.16	0.19	0.12	0.59	0.71

Avg. shares outstanding- diluted	1,571	1,587	1,622		1,596		1,486	1,489	1,492	1,497	1,489	1,491
Actual shares outstanding	1,489	1,496	1,620		1,620		1,481	1,481	1,483	1,487	1,483	1,487
Ratios to net sales
Net sales	100.0%	100.0%	100.0%		100.0%		100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	31.5%	30.7%	32.9%		31.7%		35.0%	35.6%	34.4%	34.5%	35.0%	34.9%
Gross margin	68.5%	69.3%	67.1%		68.3%		65.0%	64.4%	65.6%	65.5%	65.0%	65.1%
Selling, general and administrative	40.8%	42.7%	44.9%		42.8%		42.6%	43.4%	45.0%	47.2%	43.6%	44.5%
Research and development	23.8%	21.9%	23.8%		23.1%		18.8%	19.1%	20.8%	23.8%	19.6%	20.6%
Income before income taxes	21.9%	20.2%	29.6%		23.7%		17.1%	12.2%	16.0%	11.0%	15.0%	14.0%
Net income	19.0%	17.0%	26.7%		20.7%		14.6%	9.2%	12.0%	7.7%	11.8%	10.8%

*	Not a meaningful percentage

Note: The Company incurs substantial costs, such as selling, general and administrative costs, that are not reflected in the “Equity income from cholesterol joint venture” and are borne by the overall cost structure of Schering-Plough.

1/	Net sales for the third quarter and nine months ended September 30, 2006, includes $47 million and $24 million, respectively, related to the reversal of previously accrued rebate amounts for the U.S. Government’s TRICARE Retail Pharmacy Program that a U.S. Federal court ruled pharmaceutical manufacturers were not obligated to pay

2/	Included in cost of sales for the three and nine months ended September 30, 2006 is $43 million and $101 million, respectively, related to the manufacturing changes announced June 1, 2006. Cost of sales for the twelve months ended December 31, 2006 included $146 million of inventory write-offs, accelerated depreciation and other charges related to the manufacturing changes.

3/	Research and development for the three months ended September 30, 2007 includes $20 million related to an upfront payment made for licensing of a product. Research and development for the nine months ended September 30, 2007 includes $176 million related to upfront payments made for licensing of products. Included in research and development for the twelve months ended December 31, 2006 is a $15 million payment for licensing of a product.

4/	Included in other income, net for the three and nine months ended September 30, 2007 is $321 million and $289 million, respectively, from mark-to-market gains on Euro denominated currency options related to the planned acquisition of Organon BioSciences. Also included in other income, net for the three and nine months ended September 30, 2007 is a $7 million loss resulting from interest rate hedge contracts also related to the planned acquisition of Organon Biosciences.

5/	For the three and nine months ended September 30, 2007, special and acquisition related charges comprised of integration planning activities related to Organon BioSciences in the amount of $20 million and $32 million, respectively.

Special and acquisition related charges of $102 million for the twelve months ended December 31, 2006 include severance and fixed asset write-offs related to the manufacturing changes.

6/	Tax expense for all periods presented primarily relates to foreign tax expense as the Company did not recognize the benefit of U.S. tax operating losses.

7/	Diluted earnings per common share for the three month period ended September 30, 2007 is calculated using a numerator of $731 million, which is the arithmetic sum of net income available to common shareholders of $713 million plus dividends of $18 million related to the 2004 preferred stock which are dilutive, and a denominator of 1,622 which represents the average diluted shares outstanding for the third quarter of 2007. Diluted earnings per common share for the nine month period ended September 30, 2007 is calculated using a numerator of $1.834 billion, which is the arithmetic sum of net income available to common shareholders of $1.773 billion plus dividends of $61 million, and a denominator of 1,596 which represents the average diluted shares outstanding for the nine months ended September 30, 2007. The increase in average diluted shares outstanding in the three and nine months ended September 30, 2007 is due to the 2004 preferred stock being dilutive under accounting rules. The 2004 preferred stock was not dilutive for the three and nine months ended September 30, 2006. The 2007 preferred stock was not dilutive for the three and nine months ended September 30, 2007.
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
ANALYSIS OF NET SALES AND ADJUSTED NET SALES
(Dollars in Millions)

	2007						2006
	1st	2nd	3rd	4th	9	Full	1st	2nd	3rd	4th	9	Full	3rd Qtr	9 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr	9 Mos.
Cholesterol Joint Venture:	1,150	1,248	1,277		3,676		778	958	1,010	1,082	2,747	3,829	26%	34%
U.S.	897	958	969		2,824		634	784	820	852	2,239	3,091	18%	26%
International	253	290	308		852		144	174	190	230	508	738	62%	68%

50% of Cholesterol Joint Venture:	575	624	639		1,838		389	479	505	541	1,373	1,915	26%	34%

Prescription Pharma:	2,398	2,520	2,291		7,209		2,032	2,230	2,087	2,211	6,350	8,561	10%	14%
U.S.	802	771	709		2,282		656	718	733	800	2,108	2,908	(3%)	8%
International	1,596	1,749	1,582		4,927		1,376	1,512	1,354	1,411	4,242	5,653	17%	16%
Consumer Health Care	345	394	273		1,012		311	349	259	205	918	1,123	5%	10%
Animal Health:	232	264	248		744		208	239	228	234	676	910	8%	10%
U.S.	58	58	63		179		57	62	72	50	191	240	(12%)	(6%)
International	174	206	185		565		151	177	156	184	485	670	18%	16%
Consolidated GAAP Net Sales:	2,975	3,178	2,812		8,965		2,551	2,818	2,574	2,650	7,944	10,594	9%	13%

U.S.	1,179	1,195	1,028		3,402		999	1,103	1,047	1,043	3,149	4,192	(2%)	8%
International	1,796	1,983	1,784		5,563		1,552	1,715	1,527	1,607	4,795	6,402	17%	16%

Adjusted Net Sales:	3,550	3,802	3,451		10,803		2,940	3,297	3,079	3,191	9,317	12,509	12%	16%
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
CHOLESTEROL FRANCHISE NET SALES
(Dollars in Millions)

	2007						2006
	1st	2nd	3rd	4th	9	Full	1st	2nd	3rd	4th	9	Full	3rd Qtr	9 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr	9 Mos.
Global ZETIA: 1/	544	605	606		1,755		415	474	501	535	1,390	1,925	21%	26%
U.S.	408	424	443		1,275		315	363	389	405	1,067	1,472	14%	19%
International	136	181	163		480		100	111	112	130	323	453	45%	49%

Global VYTORIN: 1/	616	683	684		1,984		371	491	517	554	1,379	1,933	32%	44%
U.S.	489	534	526		1,549		319	421	431	448	1,172	1,619	22%	32%
International	127	149	158		435		52	70	86	106	207	314	85%	110%

Global Cholesterol: 1/ 2/	1,160	1,288	1,290		3,739		786	965	1,018	1,089	2,769	3,858	27%	35%
U.S.	897	958	969		2,824		634	784	820	852	2,239	3,091	18%	26%
International	263	330	321		915		152	181	198	237	530	767	62%	73%

1/	Substantially all sales of cholesterol products are not included in Schering-Plough’s net sales. Global franchise sales include sales under the Merck/Schering-Plough joint venture, plus any sales that are not part of the joint venture, such as Schering-Plough sales of cholesterol products in Latin America and Japan. In Japan, Schering-Plough co-markets Zetia with Bayer HealthCare. Zetia was launched in Japan in June 2007. In the third quarter of 2007 and 2006, sales in non-joint venture territories of the cholesterol franchise totaled $13 million and $8 million, respectively. For the first nine months of 2007 and 2006, sales in non-joint venture territories of the cholesterol franchise totaled $63 million and $22 million, respectively.

2/	Global cholesterol franchise sales for the third quarter and nine-months ended September 30, 2006 includes approximately $24 million and $15 million, respectively, related to the reversal of previously accrued rebate amounts for a U.S. Government prescription pharmaceutical program (the “TRICARE Retail Pharmacy Program”) that a U.S. Federal court ruled pharmaceutical manufacturers are not obligated to pay.
The results of the operation of the joint venture are reflected in equity income. As a result, Schering-Plough’s gross margin and ratios of selling, general and administrative expenses and R&D expenses as a percentage of sales do not reflect the benefit of the impact of the cholesterol joint venture’s operating results.
Schering-Plough utilizes the equity method of accounting for the joint venture. The cholesterol agreements provide for the sharing of operating income based upon percentages that vary by product, sales level and country. In the U.S. market, Schering-Plough receives a greater share of profits on the first $300 million of annual ZETIA sales. Above $300 million of annual ZETIA sales, the companies share profits equally. Schering-Plough’s allocation of joint venture income is increased by milestones earned. Further, either company’s share of the joint venture’s operating income is subject to a reduction if the either company fails to perform a specified minimum number of physician details in a particular country. The companies agree annually to the minimum number of physician details by country.
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
PRESCRIPTION PHARMACEUTICAL SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	Global Prescription Pharma			U.S.			International
	2007	2006		2007	2006		2007	2006
	3rd	3rd	3rd Qtr	3rd	3rd	3rd Qtr	3rd	3rd	3rd Qtr
	Qtr.	Qtr.	vs	Qtr.	Qtr.	vs	Qtr.	Qtr.	vs
	$		$3rd Qtr	$		$3rd Qtr	$		$3rd Qtr
Prescription Pharm:	2,291	2,087	10%	709	733	(3%)	1,582	1,354	17%
REMICADE	426	317	34%	—	—	—	426	317	34%
NASONEX	242	221	10%	153	153	—	89	68	32%
PEGINTRON	221	206	7%	46	51	(10%)	175	155	13%
TEMODAR	215	179	20%	79	72	10%	136	107	27%
CLARINEX / AERIUS	171	171	—	83	98	(15%)	88	73	19%
CLARITIN RX	83	74	12%	—	—	—	83	74	12%
INTEGRILIN	78	82	(4%)	73	78	(5%)	5	4	16%
AVELOX	78	63	24%	78	63	24%	—	—	—
CAELYX	64	52	23%	—	—	—	64	52	23%
INTRON A	61	57	7%	29	28	4%	32	29	10%
REBETOL	60	72	(16%)	1	—	N/M	59	72	(18%)
SUBUTEX / SUBOXONE	55	51	8%	—	—	—	55	51	8%
PROVENTIL / ALBUTEROL CFC	52	45	16%	52	45	16%	—	—	—
ELOCON	40	36	11%	—	1	N/M	40	35	14%
ASMANEX	36	28	30%	34	26	32%	2	2	—
FORADIL	25	22	13%	24	22	11%	1	—	N/M
NOXAFIL	24	6	N/M	8	2	N/M	16	4	N/M
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
GLOBAL PRESCRIPTION PHARMACEUTICAL SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	2007						2006
	1st	2nd	3rd	4th	9	Full	1st	2nd	3rd	4th	9	Full	3rd Qtr	9 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr	9 Mos.
Global Prescription Pharm:	2,398	2,520	2,291		7,209		2,032	2,230	2,087	2,211	6,350	8,561	10%	14%
REMICADE	373	394	426		1,193		278	307	317	337	902	1,240	34%	32%
NASONEX	284	295	242		821		229	242	221	253	691	944	10%	19%
PEGINTRON	217	234	221		672		196	226	206	208	629	837	7%	7%
TEMODAR	196	216	215		627		163	171	179	189	513	703	20%	22%
CLARINEX / AERIUS	204	250	171		625		160	226	171	164	557	722	—	12%
CLARITIN RX	112	102	83		297		101	104	74	78	279	356	12%	7%
INTEGRILIN	84	78	78		241		80	82	82	85	244	329	(4%)	(1%)
AVELOX	115	75	78		269		80	58	63	103	201	304	24%	34%
CAELYX	62	65	64		191		51	53	52	49	156	206	23%	22%
INTRON A	60	55	61		176		60	64	57	57	180	237	7%	(2%)
REBETOL	71	74	60		206		78	86	72	75	237	311	(16%)	(13%)
SUBUTEX / SUBOXONE	56	52	55		163		48	53	51	51	152	203	8%	7%
PROVENTIL / ALBUTEROL CFC	53	61	52		166		41	63	45	55	148	203	16%	12%
ELOCON	36	43	40		119		34	38	36	33	108	141	11%	10%
ASMANEX	43	42	36		121		20	20	28	36	68	103	30%	79%
FORADIL	26	26	25		77		21	23	22	28	66	94	13%	16%
NOXAFIL	16	20	24		60		2	3	6	10	10	19	N/M	N/M
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
U.S. PHARMACEUTICAL SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	2007						2006
	1st	2nd	3rd	4th	9	Full	1st	2nd	3rd	4th	9	Full	3rd Qtr	9 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr	9 Mos.
Total U.S. Pharm:	802	771	709		2,282		656	718	733	800	2,108	2,908	(3%)	8%
NASONEX	177	175	153		505		144	144	153	171	441	611	—	15%
PEGINTRON	49	46	46		141		43	57	51	49	152	201	(10%)	(7%)
TEMODAR	74	79	79		233		67	72	72	74	212	286	10%	10%
CLARINEX / AERIUS	91	106	83		280		70	97	98	94	264	358	(15%)	6%
INTEGRILIN	80	73	73		227		76	78	78	81	231	312	(5%)	(2%)
AVELOX	115	75	78		269		80	58	63	103	201	304	24%	34%
INTRON A	31	28	29		88		30	33	28	29	91	120	4%	(3%)
PROVENTIL / ALBUTEROL CFC	53	61	52		166		41	63	45	55	148	203	16%	12%
ELOCON	—	—	—		1		—	1	1	1	3	3	N/M	N/M
ASMANEX	40	39	34		114		18	18	26	33	62	94	32%	85%
FORADIL	25	25	24		74		20	22	22	27	64	91	11%	15%
NOXAFIL	6	7	8		21		—	—	2	3	2	4	N/M	N/M
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
INTERNATIONAL PHARMACEUTICAL SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	2007						2006
	1st	2nd	3rd	4th	9	Full	1st	2nd	3rd	4th	9	Full	3rd Qtr	9 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr	9 Mos.
Total International Pharm:	1,596	1,749	1,582		4,927		1,376	1,512	1,354	1,411	4,242	5,653	17%	16%
REMICADE	373	394	426		1,193		278	307	317	337	902	1,240	34%	32%
NASONEX	107	120	89		316		85	98	68	82	250	333	32%	26%
PEGINTRON	168	188	175		531		153	169	155	159	477	636	13%	11%
TEMODAR	122	137	136		394		96	99	107	115	301	417	27%	31%
CLARINEX / AERIUS	113	144	88		345		90	129	73	70	293	364	19%	18%
CLARITIN RX	112	102	83		297		101	104	74	78	279	356	12%	7%
INTEGRILIN	4	5	5		14		4	4	4	4	13	17	16%	13%
CAELYX	62	65	64		191		51	53	52	49	156	206	23%	22%
INTRON A	29	27	32		88		30	31	29	28	89	117	10%	(2%)
REBETOL	71	73	59		204		76	84	72	73	233	306	(18%)	(13%)
SUBUTEX / SUBOXONE	56	52	55		163		48	53	51	51	152	203	8%	7%
ELOCON	36	43	40		118		34	37	35	32	105	138	14%	13%
ASMANEX	3	3	2		7		2	2	2	3	6	9	—	18%
NOXAFIL	10	13	16		39		2	3	4	7	8	15	N/M	N/M
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
GLOBAL CONSUMER HEALTH CARE
NET SALES ANALYSIS
(Dollars in Millions)

	2007						2006
	1st	2nd	3rd	4th	9	Full	1st	2nd	3rd	4th	9	Full	3rd Qtr	9 Mos.
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	vs	vs
	$	$	$	$	$	$	$	$	$	$	$		$3rd Qtr	9 Mos.
Consumer Health Care:	345	394	273		1,012		311	349	259	205	918	1,123	5%	10%

OTC:	177	182	162		521		153	149	138	118	440	558	17%	18%
OTC Claritin	127	137	104		368		111	111	95	72	318	390	9%	16%
Other OTC	50	45	58		153		42	38	43	46	122	168	35%	25%
Foot Care	78	102	92		272		83	96	92	73	270	343	—	1%
Sun Care	90	110	19		219		75	104	29	14	208	222	(33%)	6%
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
CONSOLIDATED OPERATIONS DATA
(Dollars in Millions)
(Unaudited)

	2007						2006
	1st	2nd	3rd	4th	9	Full	1st	2nd	3rd	4th	9	Full
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year
	$	$	$	$	$	$	$	$	$	$	$	$
Geographic net sales
U.S.	1,179	1,195	1,028		3,402		999	1,103	1,047	1,043	3,149	4,192

Europe and Canada	1,215	1,343	1,199		3,758		1,046	1,206	1,044	1,107	3,296	4,403

Latin America	311	327	324		961		260	248	233	249	741	990

Asia Pacific	270	313	261		844		246	261	250	251	758	1,009

Consolidated net sales	2,975	3,178	2,812		8,965		2,551	2,818	2,574	2,650	7,944	10,594

	2007						2006
	1st	2nd	3rd	4th	9	Full	1st	2nd	3rd	4th	9	Full
	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Mos.	Year
	$	$	$	$	$	$	$	$	$	$	$	$
Other income, net
Interest income	(82)	(86)	(117)		(283)		(68)	(69)	(77)	(83)	(214)	(297)
Interest expense	37	39	45		120		46	45	40	41	131	172

(Gain)/loss on fair value of foreign currency option	(3)	35	(321)		(289)		—	—	—	—	—	—
Ineffective portion of interest rate swaps	—	—	7		7
Foreign exchange (gains)/losses	—	(3)	(4)		(6)		—	5	—	(4)	6	2
Other (income)/ expense	—	(1)	—		—		(12)	—	—	—	(12)	(12)

Total — Other income, net	(48)	(16)	(390)		(451)		(34)	(19)	(37)	(46)	(89)	(135)

     All figures rounded. Totals may not add due to rounding.

Alex Kelly	908-298-7450

Robyn Brown	908-298-7417